Exhibit 99.2

INDEX TO FINANCIAL STATEMENTS

•    Report of Wilkin & Guttenplan, P.C.

•    Balance Sheets as of December 31, 2007 and 2006 (audited)

•    Statements of Income for the years ended December 31, 2007, 2006 and 2005 (audited)

•    Statements of Changes in Stockholders’ Equity (Deficit) for the years ended December 31, 2007, 2006 and 2005 (audited)

•    Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005 (audited)

•    Notes to the Audited Financial Statements

•    Balance Sheet as of March 31, 2008 (unaudited)

•    Statements of Income for the three months ended March 31, 2008 and 2007 (unaudited)

•    Statement of Changes in Stockholders’ Equity for the three months ended March 31, 2008 (unaudited)

•    Statements of Cash Flows for the three months ended March 31, 2008 and 2007 (unaudited)

•    Notes to the Unaudited Financial Statements

INDEPENDENT AUDITORS’ REPORT

TO THE STOCKHOLDERS OF

LAJOBI INDUSTRIES, INC.

We have audited the accompanying balance sheets of Lajobi Industries, Inc. (an “S” Corporation) (the “Company’) as of December 31, 2007 and 2006 and the related statements of income, changes in stockholders’ equity (deficit) and cash flows for the years ended December 31, 2007, 2006 and 2005.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2007 and 2006 and the results of its operations and cash flows for the years ended December 31, 2007, 2006 and 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ Wilkin & Guttenplan, P.C
WILKIN & GUTTENPLAN, P.C.
Certified Public Accountants
East Brunswick, New Jersey
January 13, 2009

LAJOBI INDUSTRIES, INC.

BALANCE SHEETS

DECEMBER 31,

		(CONSOLIDATED)
	2007	2006

ASSETS

CURRENT ASSETS:
Cash	$100,788	$102,102
Accounts receivable, net of allowance for doubtful accounts of $145,000 and $135,000 for 2007 and 2006, respectively	10,530,207	4,998,043
Inventories	8,590,267	5,423,746
Prepaid expenses and other current assets	120,700	307,177
Due from affiliate	14,552	—
Assets of discontinued operations	—	423,669

TOTAL CURRENT ASSETS	19,356,514	11,254,737

PROPERTY, PLANT AND EQUIPMENT, at cost, less accumulated depreciation	261,599	216,291

FINANCING COSTS, less accumulated amortization	2,297	26,475

OTHER ASSET:
Security deposit	60,699	60,699

TOTAL ASSETS	$19,681,109	$11,558,202

(CONTINUED)

The accompanying notes are an integral part of these financial statements.

LAJOBI INDUSTRIES, INC.

BALANCE SHEETS

DECEMBER 31,

		(CONSOLIDATED)
	2007	2006

(CONTINUED)
LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$4,013,470	$3,060,758
Accrued expenses and taxes	2,297,517	1,763,435
Bank revolving loan	7,928,373	3,285,895
Current portion of vendor note payable	—	70,247
Due to affiliate	—	173,241
Loan from related party	—	15,000
Current portion of capitalized lease obligations	90,257	94,669
Loans from stockholders	—	285,652
Loan payable, financial institution	930,000	450,000
Liabilities of discontinued operations	—	3,816,338

TOTAL CURRENT LIABILITIES	15,259,617	13,015,235

LONG-TERM DEBT, less current portion:
Obligations under capital leases	47,342	118,151

TOTAL LIABILITIES	15,306,959	13,133,386

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST-VARIABLE INTEREST ENTITY	—	(3,392,708)

STOCKHOLDERS’ EQUITY
Common stock, no par value, 1,000 shares authorized, 100 shares issued and outstanding	500	500
Additional paid-in capital	60,000	60,000
Retained earnings	4,313,650	1,757,024

TOTAL STOCKHOLDERS’ EQUITY	4,374,150	1,817,524

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$19,681,109	$11,558,202

The accompanying notes are an integral part of these financial statements.

LAJOBI INDUSTRIES, INC.

STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31,

		(CONSOLIDATED)	(CONSOLIDATED)
	2007	2006	2005

NET SALES	$54,249,152	$39,820,107	$38,735,978

COST OF GOODS SOLD	37,511,712	28,313,253	29,753,031

GROSS PROFIT	16,737,440	11,506,854	8,982,947

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	9,164,098	7,025,536	5,680,164

INCOME FROM OPERATIONS	7,573,342	4,481,318	3,302,783

OTHER INCOME (EXPENSES):
Investment income	28,573	12,278	7,906
Cancellation of debt income	—	468,333	—
Interest expense and financing fees	(537,209)	(816,392)	(1,353,641)

INCOME FROM CONTINUING OPERATIONS BEFORE STATE INCOME TAXES	7,064,706	4,145,537	1,957,048

PROVISION FOR STATE INCOME TAXES	2,080	4,770	22,000

INCOME FROM CONTINUING OPERATIONS	7,062,626	4,140,767	1,935,048

INCOME (LOSS) FROM DISCONTINUED OPERATIONS	—	(26,339)	(780,880)

(INCOME) LOSS ATTRIBUTABLE TO MINORITY INTEREST	—	(411,064)	350,548

NET INCOME	$7,062,626	$3,703,364	$1,504,716

The accompanying notes are an integral part of these financial statements.

LAJOBI INDUSTRIES, INC.

STATEMENTS OF CHANGES IN

STOCKHOLDERS’ EQUITY (DEFICIT)

FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

		ADDITIONAL	RETAINED
	COMMON	PAID-IN	EARNINGS
	STOCK	CAPITAL	(DEFICIT)	TOTAL

BALANCE, JANUARY 1, 2005	$500	$60,000	$(2,082,056)	$(2,021,556)

Net income, 2005	—	—	1,504,716	1,504,716

Distributions to stockholders, 2005	—	—	—	—

BALANCE, DECEMBER 31, 2005	500	60,000	(577,340)	(516,840)

Net income, 2006	—	—	3,703,364	3,703,364

Distributions to stockholders, 2006	—	—	(1,369,000)	(1,369,000)

BALANCE, DECEMBER 31, 2006	500	60,000	1,757,024	1,817,524

Net income, 2007	—	—	7,062,626	7,062,626

Distributions to stockholders, 2007	—	—	(4,506,000)	(4,506,000)

BALANCE, DECEMBER 31, 2007	$500	$60,000	$4,313,650	$4,374,150

The accompanying notes are an integral part of these financial statements.

LAJOBI INDUSTRIES, INC.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,

		(CONSOLIDATED)	(CONSOLIDATED)
	2007	2006	2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$7,062,626	$3,703,364	$1,504,716
Income (loss) from discontinued operations	—	(26,339)	(780,880)

Income from continuing operations	7,062,626	3,729,703	2,285,596

Adjustments to reconcile net income from continuing operations to net cash provided by operating activities:
Depreciation and amortization	149,062	130,898	109,552
Cancellation of debt	—	65,000	—
Income (loss) attributable to minority interest	—	—	—
Amortization of loan fees	24,000	23,000	17,537
Impairment losses	—	—	—
Provision for doubtful accounts	77,879	137,253	92,314
Provision for slow-moving inventory	190,621	35,449	226,658
Provision for loan guarantee losses	480,000	65,000	548,490
Bad debts - affiliates	—	—	67,686
Write off of loan fees upon refinance	—	—	27,158

Changes in operating assets and liabilities:
Accounts receivable	(5,610,043)	(417,431)	(1,137,441)
Inventories	(3,357,142)	(974,003)	(684,222)
Prepaid expenses and other current assets	186,477	(173,064)	84,356
Loan receivable	—	—	5,243
Customer deposits	—	—	15,604
Accounts payable	952,750	(50,197)	(944,644)
Accrued expenses and taxes	534,082	683,198	171,232

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	690,312	3,254,806	885,119

(CONTINUED)

The accompanying notes are an integral part of these financial statements.

LAJOBI INDUSTRIES, INC.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,

		(CONSOLIDATED)	(CONSOLIDATED)
	2007	2006	2005

(CONTINUED)
CASH FLOWS FROM INVESTING ACTIVITIES:
Payments for purchases of property and equipment	(167,092)	(72,148)	(33,261)

NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(167,092)	(72,148)	(33,261)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on bank revolving loan, net of borrowings	4,642,478	(822,402)	8,325
Proceeds from loan from stockholder	—	—	600,000
Payments on loan from stockholder	(285,651)	(314,348)	(309,279)
Repayments to affiliate, net of borrowings	(187,793)	(250,643)	(174,088)
Distributions to stockholders	(4,506,000)	(1,369,000)	—
Repayments of loan to related party	(15,000)	—	—
Principal payments on capitalized lease obligations	(102,321)	(218,778)	(101,366)
Payment of loan fees	—	(7,280)	(60,000)
Principal payments on vendor note payable	(70,247)	(84,954)	(49,799)

NET CASH USED IN FINANCING ACTIVITIES	(524,534)	(3,067,405)	(86,207)

NET CASH PROVIDED BY (USED IN) DISCONTINUED OPERATIONS:
Net cash used in operating activities	—	(209,322)	(1,044,483)
Net cash provided by investing activities	—	—	329,269
Net cash provided by (used in) financing activities	—	77,430	(26,354)

	—	(131,892)	(741,568)

(CONTINUED)

The accompanying notes are an integral part of these financial statements.

LAJOBI INDUSTRIES, INC.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,

		(CONSOLIDATED)	(CONSOLIDATED)
	2007	2006	2005

(CONTINUED)
NET INCREASE (DECREASE) IN CASH	(1,314)	(16,639)	24,083

CASH, BEGINNING OF YEAR	102,102	118,741	94,658

CASH, END OF YEAR	$100,788	$102,102	$118,741

SUPPLEMENTAL DISCLOSURES:
CASH PAID DURING THE YEAR FOR:
Interest	$547,001	$707,686	$1,191,269
Income taxes	$—	$9,500	$250

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Acquisition of fixed assets under capital lease obligation	$27,100	$—	$32,993
Refinance of bank revolving credit line	$—	$—	$4,184,652

The accompanying notes are an integral part of these financial statements.

LAJOBI INDUSTRIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2007, 2006 AND 2005

NOTE 1 -           NATURE OF OPERATIONS:

Nature of Operations - The financial statements present the operations of Lajobi Industries, Inc. (“Lajobi”).  Lajobi was incorporated in the State of New Jersey on April 7, 1994.  Located in Cranbury, New Jersey, Lajobi is in the business of selling children’s furniture throughout the United States. Lajobi’s customers include national retail chains as well as local retailers.

Consolidated financial information as of December 31, 2006 and for the years ended December 31, 2006 and 2005 also include the accounts of Blackstone Manufacturing, LLC.  Blackstone Manufacturing, LLC (“Blackstone”) was formed in the State of Virginia in 2001 and was in the business of manufacturing infant furniture exclusively for sale to Lajobi in its manufacturing facility located in Blackstone, Virginia.  Blackstone ceased operations in 2005, and disposed of its final assets in August 2007.  Blackstone is accounted for as a discontinued operation in the accompanying financial statements.

NOTE 2 -           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Principles of Consolidation and Variable Interest Entity – The consolidated financial information includes the accounts of Lajobi and Blackstone, a variable interest entity of which Lajobi is the primary beneficiary. Blackstone was formed by the stockholders of Lajobi in 2001 for the purpose of manufacturing infant and juvenile furniture exclusively for Lajobi.  Additionally, Lajobi served as guarantor on various liabilities of Blackstone. As such, provisions of Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities (“FIN 46”) require Lajobi to include the accounts of Blackstone in its financial statements. In 2007, due to the foreclosure by the lender on Blackstone’s remaining assets, Lajobi determined that Blackstone was no longer a variable interest entity.  Therefore, Blackstone was deconsolidated in 2007.  All significant intercompany transactions have been eliminated.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles in the United States required management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Significant items subject to such estimates include the recoverability of property plant and equipment, valuation allowances for accounts receivable and inventories, and accruals for litigation and returns and allowances.  Actual results could differ from those estimates.

(CONTINUED)

LAJOBI INDUSTRIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2007, 2006 AND 2005

NOTE 2 -           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Fair Value of Financial Instruments - Pursuant to SFAS No. 107, “Disclosure of Fair Value of Financial Instruments”, the Company has estimated that the carrying amounts of accounts receivable, accounts payable and accrued expenses approximates fair value.  The carrying value of the Company’s short-term and long-term debt approximates fair value as the debt bears interest at a variable market rate, except for the Blackstone debt for which management was unable to determine fair value.

Accounts Receivable - Accounts receivable are recorded at the invoiced amount.  Amounts collected on trade accounts receivable are included in net cash from operating activities in the statements of cash flows.  The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio.  In establishing the required allowance, management considers historical losses, current receivable aging, and existing industry and national economic data.  The Company reviews its allowance for doubtful accounts monthly. Past due balances over 90 days and over a specified balance are reviewed individually for collectability.  Account balances are charged off against the allowance after commercially reasonable means of collection have been exhausted and the potential for recovery is considered unlikely.  The Company does not have any off-balance sheet credit exposure related to its customers.

Inventories - Inventories consist of children’s furniture and accessories and are valued at the lower of cost (determined on a first-in first-out basis) or current estimated market value.  Cash flows from the sale of inventories are included in net cash from operating activities in the statements of cash flows.   The Company regularly reviews inventory quantities on hand, by item, and records inventory at the lower of cost or market based primarily on the Company’s historical experience and estimated forecast of product demand using historical and recent ordering data relative to the quantity on hand for each item.

Property, Plant and Equipment - Property, plant and equipment are stated at cost and are depreciated using accelerated methods over the estimated useful lives of the assets which primarily range from 3 to 7 years.  Repairs and maintenance which do not extend the useful life of the related assets are expensed as incurred.  Equipment under capital leases is amortized over the lives of the respective leases or the estimated useful lives of the assets, whichever is shorter.

Discontinued Operations – The Company presents the results of operations, financial position and cash flows of operations that have met the criteria for “held for sale accounting” as discontinued operations if such operations meet the required conditions.

(CONTINUED)

LAJOBI INDUSTRIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2007, 2006 AND 2005

NOTE 2 -           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Impairment of Assets - The Company accounts for the impairment or disposal of long-lived assets in accordance with SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets”.  In accordance with SFAS No. 144, long-lived assets, such as property, plant and equipment, and purchased intangibles subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset.  If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds its fair value as determined by an estimate of discounted future cash flows.  Due to declines in the local commercial real estate market in Blackstone, Virginia, and the limited uses available for Blackstone’s land and buildings there, certain assets of Blackstone were determined to be impaired.  Through December 31, 2007, accumulated impairment losses totaled $791,000.  Impairment losses recognized in the statements of operations total $70,000 for the year ended December 31, 2005.

Revenue Recognition - The Company recognizes revenue as of the date the goods are shipped to the customer.

Cost of Sales - The most significant components of cost of sales are cost of the products, including inbound freight charges, duty, packaging and display costs, labor, any inventory adjustments, purchasing, warehousing and receiving costs and quality control costs.

Income Taxes - Effective April 1, 1997, the Lajobi elected to file as an “S” Corporation for Federal and State income tax purposes, thus income is taxed to the shareholders personally.  Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.  The required minimum tax for New Jersey S Corporations has been used to provide for the Corporate State tax liability.  C Corporation retained earnings and profits as of the date of the S Corporation election were $86,759.

Blackstone is taxed as a partnership for Federal and state income tax purposes, thus income is taxed to the members personally.  Accordingly, no provision for Federal or state income taxes has been made in the accompanying financial statements.

(CONTINUED)

LAJOBI INDUSTRIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2007, 2006 AND 2005

NOTE 2 -           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Shipping and Handling Costs - Revenue from shipping and handling fees is reflected in net sales.  The Company’s shipping and handling costs are classified as cost of goods sold on the accompanying statement of income.

Advertising - The Company’s policy is to expense advertising costs ratably over the period of the advertising.  Advertising expense totaled $117,000, $157,000 and $147,000 for the years ended December 31, 2007, 2006 and 2005, respectively.  Advertising reported as an asset in the balance sheet totaled $31,000 and $89,000 at December 31, 2007 and 2006, respectively.

Loan fees - Loan fees are capitalized and amortized over the life of the related loan using a method that approximates the effective yield method. Amortization costs totaled $24,000, $23,000 and $18,000 for the years ended December 31, 2007, 2006 and 2005, respectively.

Recently issued accounting pronouncements - In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurement”.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.  SFAS 157 is effective for the Company’s fiscal year beginning January 1, 2009.  However, on February 12, 2008, the FASB issued FASB Staff position (FSB) 157-2 which defers the effective date of SFAS No. 157 for one year for non-financial assets and non-financial liabilities that are not recognized or disclosed at fair value in the financial statements on a recurring basis. The Company is currently evaluating the impact of adopting SFAS 157 on its statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.”  SFAS No. 159 provides companies with an option to report selected financial assets and liabilities at a fair value and establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities.  SFAS No. 159 is effective for fiscal years beginning after November 15, 2007.  The Company is currently evaluating the impact, if any, on its financial statements of adopting SFAS No. 159.

Reclassifications - Certain prior years’ amounts have been reclassified to conform to the 2007 financial statement presentation.

LAJOBI INDUSTRIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2007, 2006 AND 2005

NOTE 3 -           PROPERTY, PLANT AND EQUIPMENT:

Property, plant and equipment consisted of the following as of December 31:

	2007	2006

Equipment	$645,405	$610,845
Furniture and fixtures	650,320	490,687
Leasehold improvements	49,473	49,473

	1,345,198	1,151,005
Less: accumulated depreciation	1,083,599	934,714

TOTAL	$261,599	$216,291

Depreciation expense approximated $149,000, $131,000 and $176,000 for the years ended December 31, 2007, 2006 and 2005, respectively.

NOTE 4 -           ASSETS AND LIABILITIES OF DISCONTINUED OPERATIONS:

Assets of discontinued operations represent the book value, net of impairment, of land and buildings located in Blackstone, Virginia, which are held for sale following management’s decision to discontinue manufacturing operations in 2005. The land and buildings act as security for a mortgage note (Note 7).

Liabilities of discontinued operations represent the liabilities of Blackstone, which is reflected as a discontinued operation.  Such liabilities consist of the following as of December 31, 2006:

Accounts payable	$692,646
Loans from members:
Demand loans with interest that varied from month to month but approximated the bank’s prime rate	2,411,872
Loan payable, financial institution (Note 7)	711,820

TOTAL	$3,816,338

LAJOBI INDUSTRIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2007, 2006 AND 2005

NOTE 5 -           BANK REVOLVING LOAN:

Lajobi has a revolving credit loan facility with a financial lending institution.  The terms of the loan agreement are modified from time to time.  As of December 31, 2007, the revolving loan had a borrowing limit of $10,000,000, of which $2,000,000 was specifically allocated to the purchase order financing as discussed below.  The outstanding balance as of December 31, 2007, was $7,928,373.  The borrowing is limited by assets on hand at various levels as defined in the loan agreement.  The loan expires September 30, 2009, and carries interest at .25% above the bank’s prime rate (7.50% at December 31, 2007).  The revolving loan is secured by the assets of Lajobi, including lockbox deposits of customer receipts and a guarantee of LBI Distributors, Inc. (“Distributors”), an entity under common ownership and control.

In February 2006, Lajobi refinanced its purchase order financing agreement and incorporated it within the revolving credit loan facility.  Under the terms of the agreement, the Company will assign customer purchase orders to the lender to purchase the required inventory to fulfill these orders.  Lajobi will continue to process and ship ordered goods and will receive monies from the lender upon their receipt of payment for the inventory.  The purchase order financing agreements bear an interest rate at 4% above prime rate (7.50% at December 31, 2007), per annum, through September 30, 2009.  Lajobi is required to reimburse the lender for any expenses incurred by them in connection with the performance of this agreement.  As of December 31, 2007, there was no outstanding balance on the purchase order portion of the revolving loan.

The revolving loan is subject to a facility fee of 1/4% per year.  In January 2008, a temporary increase in the revolving credit facility was granted for a 30 day period, increasing the maximum borrowing to $8,500,000 exclusive of the purchase order financing.

Lajobi is also a guarantor of a revolving loan facility of Distributors with the same bank which has similar terms as the Company’s loan and a maximum borrowing limit of $1,000,000.  As of December 31, 2007, no balance was outstanding under Distributor’s revolving loan facility.  As of December 31, 2007, no losses are anticipated by the Company under this agreement.

NOTE 6 -           CAPITAL LEASES:

The Company leases certain warehouse and office equipment under capital leases.  Ownership of the equipment transfers to the Company at the end of the lease term for a nominal purchase price.  Additionally, Lajobi is obligated, as Guarantor or Co-lessee, on capital leases of Blackstone.  Lajobi has reached settlements with the lessors for certain leases of both itself and Blackstone.  Consequently, Lajobi has assumed and recorded $216,749 of lease obligations related to Blackstone.

(CONTINUED)

LAJOBI INDUSTRIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2007, 2006 AND 2005

NOTE 6 -           CAPITAL LEASES (CONTINUED):

Leases have been recorded at the net present value of future lease payments.

Assets under capital leases included in equipment are as follows as December 31:

	2007	2006

Equipment	$452,624	$425,291
Less: accumulated amortization	(443,616)	(340,367)

	$9,008	$84,924

The following is a schedule of minimum lease payments due under capital leases as of December 31, 2007:

Year Ending
December 31,

2008	$94,809
2009	47,342

142,151
Less: amounts representing interest	(4,552)

Present value of net minimum lease payments	$137,599

NOTE 7 -           LOAN PAYABLE, FINANCIAL INSTITUTION:

During 2002, Blackstone entered into a loan with a financial investment lender in order to finance the purchase of land and buildings in Blackstone, Virginia.  The loan was a revolving loan with a maximum available credit of $1,250,000.  The interest rate was at the LIBOR rate plus 5%.  The term of the loan was for 60 months with a monthly principal payment of $6,944 plus interest.  A balloon payment was due August 31, 2007.  Effective April 2005, Blackstone ceased payments on the loan and abandoned the property.  At that time, principal due on the loan was approximately $636,000.  The loan was secured by substantially all of Blackstone’s assets and was guaranteed by Lajobi and its stockholders.  In August 2007, the lender foreclosed and sold the property for approximately $425,000.  The lender is asserting a claim of approximately $930,000 against Lajobi under the guarantee.  Accordingly, the Company has recorded a liability in the accompanying financial statements of the full amount potentially due under the guarantee (Note 13).

LAJOBI INDUSTRIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2007, 2006 AND 2005

NOTE 8 -           LOANS FROM STOCKHOLDERS:

Loans from stockholders consist of amounts due to stockholder under a Junior Participation feature of the bank revolving loan (Note 5) in the amount of $285,652.

NOTE 9 -           RETIREMENT PLAN:

The Company maintains a 401(k) plan for its employees.  The Company elected to contribute 50% of the first 6% of the employees’ salary deferral.  The provision for contributions charged to operations for the years ended December 2007, 2006 and 2005 was approximately $18,000, $22,000 and $23,000.

NOTE 10 -         COMMITMENTS AND CONTINGENCIES:

The Company leases office space and warehousing facilities under an operating lease. The following is a schedule by years of future minimum rental payments required under the operating lease that has initial or remaining noncancellable lease term in excess of one year as of December 31, 2007:

Year Ending
December 31,	Amount

2008	$885,735

Rental expense under the operating lease was $1,141,000, $1,019,000 and $1,191,000, respectively, for the years ended December 31, 2007, 2006 and 2005 including various common area charges.  The Company is being reimbursed by Distributors for their share of rental expense for office and warehouse space.  The amount reimbursed varies depending on the actual warehouse space occupied by Distributors and totaled $78,000, $75,000 and $121,000, respectively, for the years ended December 31, 2007, 2006 and 2005.

During 2004, the Company entered into a licensing agreement with Serta, Inc. to sell crib mattresses. The agreement has an initial term of five years terminating on December 31, 2008.  The Company is required to pay royalties equal to 5% of gross sales of the crib mattresses. In addition, there is a guaranteed minimum annual royalty payment of $250,000 for the year ending December 31, 2008.

For the years ended December 31, 2007, 2006 and 2005, royalty expense under the Serta agreement totaled $395,000, $175,000 and $171,000, respectively.

(CONTINUED)

LAJOBI INDUSTRIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2007, 2006 AND 2005

NOTE 10 -         COMMITMENTS AND CONTINGENCIES (CONTINUED):

In May 2006, the Company entered into a non-exclusive, non-transferable licensing agreement with Graco Children’s Products, Inc. for the use of Graco’s trademark name to sell baby products in North America.  The agreement has an initial term of thirty-two months, terminating December 31, 2008.  The agreement has been modified effective February 6, 2008, extending the term of the agreement through 2013.  The Company is required to pay royalties of between 5% and 8% of gross sales, depending upon products sold.

The Company is required to pay a guaranteed minimum royalty payment as follows:

Year Ending
December 31,	Amount

2008	$275,000
2009	$500,000
2010	$500,000
2011	$500,000
2012	$650,000
2013	$650,000

For the years ended December 31, 2007 and 2006 royalty expense under the Graco agreement totaled $225,000 and $100,000, respectively.

The Company was a defendant in a wrongful death lawsuit seeking unspecified monetary damages.  In February 2007, the Company and the Plaintiffs in the case reached an agreement on the settlement of the case.  Under the terms of the settlement, payment to the Plaintiffs will not exceed the amount of the Company’s insurance coverage.

During 2007, the Company reached a settlement with a former supplier of Blackstone, which had sought to impose a judgment against Blackstone of $216,967 against the Company.  The settlement resulted in a payment by the Company in the amount of $170,000 during 2007.

During 2007, the Company reached a settlement in a dispute with a former supplier in which the supplier alleged that the Company owed money for goods shipped and for disputes under a contract between the parties.  The Company has agreed to compensate the supplier in the amount of $147,250, of which approximately $144,000 was paid as of December 31, 2007 the remaining balance of $3,250 was paid in January 2008.

LAJOBI INDUSTRIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2007, 2006 AND 2005

NOTE 11 -         CONCENTRATIONS OF RISK:

Cash is held in bank deposit accounts which, at times, may exceed federally insured limits.  No losses have been experienced in such accounts.

The Company’s major customers, which are U.S. national retail chain stores, accounted for revenues and accounts receivable as follows:

	2007	2006	2005

Customer A
Revenue	71%	68%	59%
Accounts receivable	72%	51%	53%
Customer B
Revenue	*	*	12%
Accounts receivable	*	*	12%

* represents less than 10% of revenues and accounts receivable.

During 2007, approximately 79% of the Company’s products were produced by independent manufacturers, generally in Eastern Asia, under the quality review of a related party subcontractor (See Note 12).

During the years ended December 31, 2007, 2006 and 2005, vendors representing a significant portion of the Company’s purchases and accounts payable were as follows:

Vendor A (Thailand)
Purchases	35%	38%	36%
Accounts payable	8%	15%	**
Vendor B (China)
Purchases	13%	18%	19%
Accounts payable	4%	11%	2%
Vendor C (Italy)
Purchases	**	**	20%
Accounts payable	**	**	11%
Vendor D (China)
Purchases	13%	**	**
Accounts payable	5%	**	**
Vendor E (Vietnam)
Purchases	12%	**	**
Accounts payable	8%	**	**

**represents less than 10% of purchases and accounts payable.

LAJOBI INDUSTRIES, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2007, 2006 AND 2005

NOTE 12 -         RELATED PARTY TRANSACTIONS:

Lawrence Bivona, Inc. (LBI) provides management services to the Company.  The owner of LBI is a 50% owner of the Company.  For the years ended December 31, 2007, 2006 and 2005, $624,000, $760,000 and $409,000, respectively, of expense was incurred related to these services.

For the year ended December 31, 2007, the Company allocated approximately $163,000 of expenses, including rent, management fees, warehouse and insurance to Distributors for its use of the Company’s space and personnel.

During 2005, one of the officers of the Company, along with various family members, established L&J Industries, in Asia.  The purpose of this entity is to provide quality control services to the Company and others for goods being shipped from Asian ports.  For the years ended December 31, 2007, 2006 and 2005, the Company incurred costs totaling $680,000, $393,000 and $54,000, respectively, related to the services provided.

NOTE 13 -         SUBSEQUENT EVENTS:

On April 1, 2008, the Company and its shareholders entered into an Asset Purchase Agreement with Lajobi, Inc., an indirectly wholly-owned subsidiary of Russ Berrie and Company, Inc.  Under the agreement, the Company sold substantially all of its business assets and assigned specified obligations to Lajobi, Inc. as of April 2, 2008.

Effective July 2008, the Company and its stockholders reached an agreement with the financial institution lender which reduces from $930,000 to $800,000 the amount the Company and its shareholders will pay to satisfy the debt (Note 7).

LAJOBI INDUSTRIES, INC.

BALANCE SHEET

(UNAUDITED)

MARCH 31, 2008

ASSETS

CURRENT ASSETS:
Cash	$21,122
Accounts receivable, net of allowance for doubtful accounts of $135,000	9,136,814
Inventories	5,063,376
Prepaid expenses and other current assets	314,900
Due from affiliate	41,051

TOTAL CURRENT ASSETS	14,577,263

PROPERTY, PLANT AND EQUIPMENT, at cost, less accumulated depreciation	242,709

OTHER ASSET:
Security deposit	60,699

TOTAL ASSETS	$14,880,671

(CONTINUED)

The accompanying notes are an integral part of these financial statements.

LAJOBI INDUSTRIES, INC.

BALANCE SHEET

(UNAUDITED)

MARCH 31, 2008

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$2,687,662
Accrued expenses and taxes	1,865,560
Bank revolving loan	2,791,375
Current portion of capitalized lease obligations	91,190

Loan guarantee payable	930,000

TOTAL CURRENT LIABILITIES	8,365,787

LONG-TERM DEBT, less current portion:
Obligations under capital leases	24,144

TOTAL LIABILITIES	8,389,931

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:
Common stock, no par value, 1,000 shares authorized, 100 shares issued and outstanding	500
Additional paid-in capital	60,000
Retained earnings	6,430,240

TOTAL STOCKHOLDERS’ EQUITY	6,490,740

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$14,880,671

The accompanying notes are an integral part of these financial statements.

LAJOBI INDUSTRIES, INC.

STATEMENTS OF INCOME

(UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31,

	2008	2007

NET SALES	$16,954,963	$11,293,145

COST OF GOODS SOLD	11,515,932	7,915,369

GROSS PROFIT	5,439,031	3,377,776

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	2,763,872	1,916,667

INCOME FROM OPERATIONS	2,675,159	1,461,109

OTHER INCOME (EXPENSES):
Investment income	6,229	4,888
Interest expense and financing fees	(114,798)	(119,435)

NET INCOME	$2,566,590	$1,346,562

The accompanying notes are an integral part of these financial statements.

LAJOBI INDUSTRIES, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

(UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31, 2008

		ADDITIONAL
	COMMON	PAID-IN	RETAINED
	STOCK	CAPITAL	EARNINGS	TOTAL

BALANCE - JANUARY 1, 2008	$500	$60,000	$4,313,650	$4,374,150

Net income	—	—	2,566,590	2,566,590

Distributions to stockholders	—	—	(450,000)	(450,000)

BALANCE - MARCH 31, 2008	$500	$60,000	$6,430,240	$6,490,740

The accompanying notes are an integral part of these financial statements.

LAJOBI INDUSTRIES, INC.

STATEMENTS OF CASH FLOWS

(UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31,

	2008	2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,566,590	$1,346,562

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	31,500	30,444
Amortization of loan fees	2,297	5,850
Provision for doubtful accounts	19,015	27,169

Changes in operating assets and liabilities:
Accounts receivable	1,374,378	633,352
Inventories	3,526,891	1,203,905
Prepaid expenses and other current assets	(194,200)	16,572
Accounts payable	(1,325,808)	(556,775)
Accrued expenses and taxes	(431,957)	337,792

NET CASH PROVIDED BY OPERATING ACTIVITIES	5,568,706	3,044,871

CASH FLOWS FROM INVESTING ACTIVITIES:
Payments for purchases of property and equipment	(12,610)	(42,291)

(CONTINUED)

The accompanying notes are an integral part of these financial statements.

LAJOBI INDUSTRIES, INC.

STATEMENTS OF CASH FLOWS

(UNAUDITED)

FOR THE THREE MONTHS ENDED MARCH 31,

	2008	2007

(CONTINUED)
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on bank revolving loan, net of borrowings	$(5,136,998)	$(2,575,121)
Payments on loan from stockholder	—	(164,858)
Repayments to affiliate, net of borrowings	(26,499)	(121,106)
Distributions to stockholders	(450,000)	(200,000)
Principal payments on capitalized lease obligations	(22,265)	41,650
Principal payments on vendor note payable	—	(85,247)

NET CASH USED IN FINANCING ACTIVITIES	(5,635,762)	(3,104,682)

NET DECREASE IN CASH	(79,666)	(102,102)

CASH - BEGINNING OF PERIOD	100,788	102,102

CASH - END OF PERIOD	$21,122	$—

SUPPLEMENTAL DISCLOSURES:
CASH PAID DURING THE PERIOD FOR:
Interest	$114,798	$119,435

The accompanying notes are an integral part of these financial statements.

LAJOBI INDUSTRIES, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2008 AND 2007

NOTE 1 -                            NATURE OF OPERATIONS:

LaJobi Industries, Inc. (the “Company”), was incorporated in the State of New Jersey on April 7, 1994.  The Company, located in Cranbury, New Jersey, is in the business of selling children’s furniture throughout the United States.  The Company’s customers include national retail chains as well as local retailers.

NOTE 2 -                            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles in the United States required management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Significant items subject to such estimates include the recoverability of property plant and equipment, valuation allowances for accounts receivable and inventories, and accruals for litigation and returns and allowances.  Actual results could differ from those estimates.

Fair Value of Financial Instruments - Pursuant to SFAS No. 107, “Disclosure of Fair Value of Financial Instruments”, the Company has estimated that the carrying amounts of accounts receivable, accounts payable and accrued expenses approximates fair value.  The carrying value of the Company’s short-term and long-term debt approximates fair value as the debt bears interest at a variable market rate.

Accounts Receivable - Accounts receivable are recorded at the invoiced amount.  Amounts collected on trade accounts receivable are included in net cash from operating activities in the statements of cash flows.  The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio.  In establishing the required allowance, management considers historical losses, current receivable aging, and existing industry and national economic data.  The Company reviews its allowance for doubtful accounts monthly. Past due balances over 90 days and over a specified balance are reviewed individually for collectability.  Account balances are charged off against the allowance after commercially reasonable means of collection have been exhausted and the potential for recovery is considered unlikely.  The Company does not have any off-balance sheet credit exposure related to its customers.

(CONTINUED)

LAJOBI INDUSTRIES, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2008 AND 2007

NOTE 2 -                            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Inventories - Inventories consist of children’s furniture and accessories and are valued at the lower of cost (determined on a first-in first-out basis) or current estimated market value.  Cash flows from the sale of inventories are included in net cash from operating activities in the statements of cash flows.   The Company regularly reviews inventory quantities on hand, by item, and records inventory at the lower of cost or market based primarily on the Company’s historical experience and estimated forecast of product demand using historical and recent ordering data relative to the quantity on hand for each item.

Property, Plant and Equipment - Property, plant and equipment are stated at cost and are depreciated using accelerated methods over the estimated useful lives of the assets which primarily range from 3 to 7 years.  Repairs and maintenance which do not extend the useful life of the related assets are expensed as incurred.  Equipment under capital leases is amortized over the lives of the respective leases or the estimated useful lives of the assets, whichever is shorter.

Impairment of Assets - The Company accounts for the impairment or disposal of long-lived assets in accordance with SFAS No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets”.  In accordance with SFAS No. 144, long-lived assets, such as property, plant and equipment, and purchased intangibles subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset.  If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds its fair value as determined by an estimate of discounted future cash flows.  Management does not believe any impairment of long-lived assets has occurred.

Revenue Recognition - The Company recognizes revenue as of the date the goods are shipped to the customer.

Cost of Sales - The most significant components of cost of sales are cost of the products, including inbound freight charges, duty, packaging and display costs, labor, any inventory adjustments, purchasing, warehousing and receiving costs and quality control costs.

(CONTINUED)

LAJOBI INDUSTRIES, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2008 AND 2007

NOTE 2 -                            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Income Taxes - Effective April 1, 1997, the Company elected to file as an “S” Corporation for Federal and State income tax purposes, thus income is taxed to the shareholders personally.  Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.  The required minimum tax for New Jersey S Corporations has been used to provide for the Corporate State tax liability.  C Corporation retained earnings and profits as of the date of the S Corporation election were $86,759.

Shipping and Handling Costs - Revenue from shipping and handling fees is reflected in net sales.  The Company’s shipping and handling costs are classified as cost of goods sold on the accompanying statement of income.

Advertising - The Company’s policy is to expense advertising costs ratably over the period of the advertising.  Advertising expense totaled $37,600 and $21,100 for the three months ended March 31, 2008 and 2007, respectively.  Advertising reported as an asset in the balance sheet totaled $75,000 at March 31, 2008.

Loan fees - Loan fees are capitalized and amortized over the life of the related loan using a method that approximates the effective yield method. Amortization costs totaled $2,300 and $5,800 for the three months ended March 31, 2008 and 2007, respectively.

Recently Issued Accounting Pronouncements - In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurement.”  SFAS No. 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.  SFAS 157 is effective for the Company’s fiscal year beginning January 1, 2009.  However, on February 12, 2008, the FASB issued FASB Staff position (FSB) 157-2 which defers the effective date of SFAS No. 157 for one year for non-financial assets and non-financial liabilities that are not recognized or disclosed at fair value in the financial statements on a recurring basis. The Company is currently evaluating the impact of adopting SFAS 157 on its statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.”  SFAS No. 159 provides companies with an option to report selected financial assets and liabilities at a fair value and establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities.  SFAS No. 159 is effective for fiscal years beginning after November 15, 2007.  The Company is currently evaluating the impact, if any, on its financial statements of adopting SFAS No. 159.

(CONTINUED)

LAJOBI INDUSTRIES, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2008 AND 2007

NOTE 2 -                            SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Reclassifications - Certain prior year amounts have been reclassified to conform to the 2008 financial statement presentation.

NOTE 3 -                            PROPERTY, PLANT AND EQUIPMENT:

Property, plant and equipment consisted of the following as of March 31, 2008:

2008

Equipment	$645,405
Furniture and fixtures	662,930
Leasehold improvements	49,473

1,357,808
Less: accumulated depreciation	1,115,099

TOTAL	$242,709

Depreciation expense approximated $31,500 and $30,500 for the three months ended March 31, 2008 and 2007, respectively.

LAJOBI INDUSTRIES, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2008 AND 2007

NOTE 4 -                            BANK REVOLVING LOAN:

The Company has a revolving credit loan facility with a financial lending institution.  The terms of the loan agreement are modified from time to time.  As of March 31, 2008, the revolving loan had a borrowing limit of $10,000,000, of which $2,000,000 was specifically allocated to the purchase order financing as discussed below.  The outstanding balance as of March 31, 2008, was $2,791,375.  The borrowing is limited by assets on hand at various levels as defined in the loan agreement.  The loan expires September 30, 2009, and carries interest at .25% above the bank’s prime rate (5.25% at March 31, 2008).  The revolving loan is secured by the assets of the Company, including lockbox deposits of customer receipts and a guarantee of LBI Distributors, Inc. (“Distributors”), an entity under common ownership and control.

In February 2006, the Company refinanced its purchase order financing agreement and incorporated it within the revolving credit loan facility.  Under the terms of the agreement, the Company will assign customer purchase orders to the lender to purchase the required inventory to fulfill these orders.  The Company will continue to process and ship ordered goods and will receive monies from the lender upon their receipt of payment for the inventory.  The purchase order financing agreements bears an interest rate at 4% above prime rate (5.25% at March 31, 2008), per annum, through September 30, 2009.  The Company is required to reimburse the lender for any expenses incurred by them in connection with the performance of this agreement.  As of March 31, 2008, there was no outstanding balance on the purchase order portion of the revolving loan.

The revolving loan is subject to a facility fee of 1/4% per year.  In January 2008, a temporary increase in the revolving credit facility was granted for a 30 day period, increasing the maximum borrowing to $8,500,000 exclusive of the purchase order financing. The loan also included a Junior Participation feature under which the stockholders loaned funds to the Company, which were subordinated to the bank’s loan.  The agreement allowed for payment of interest only at the rate equivalent to the revolving loan interest rate provided all payments of interest and fees to the lender were current.  The Junior Participation feature was discontinued as of July 2007.

The Company is also a guarantor of a revolving loan facility of Distributors with the same bank which has similar terms as the Company’s loan and a maximum borrowing limit of $1,000,000.  As of March 31, 2008, no balance was outstanding under Distributor’s revolving loan facility.  As of March 31, 2008, no losses are anticipated by the Company under this agreement.

LAJOBI INDUSTRIES, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2008 AND 2007

NOTE 5 -                            CAPITAL LEASES:

The Company leases certain warehouse and office equipment under capital leases.  Ownership of the equipment transfers to the Company at the end of the lease term for a nominal purchase price.  Additionally, the Company is obligated, as Guarantor or Co-lessee, on capital leases of Blackstone Manufacturing, LLC (“Blackstone”), a partnership formed by the shareholders of the Company which ceased operations in 2005.  The Company has assumed and recorded $216,749 of lease obligations related to Blackstone.  The Company has reached settlements with the lessors for certain leases of both the Company and Blackstone.  Leases have been recorded at the net present value of future lease payments.

Assets under capital leases included in equipment are as follows as March 31, 2008:

2008

Equipment	$452,624
Less: accumulated amortization	448,121

$4,503

The following is a schedule of minimum lease payments due under capital leases as of March 2008:

Year Ending
March 31,

2009	$93,803
2010	24,144

117,947
Less: amounts representing interest	(2,613)

Present value of net minimum lease payments	$115,334

LAJOBI INDUSTRIES, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2008 AND 2007

NOTE 6 -                            LOAN GUARANTEE PAYABLE:

During 2002, Blackstone entered into a loan with a financial investment lender in order to finance the purchase of land and buildings in Blackstone, Virginia.  The loan was a revolving loan with a maximum available credit of $1,250,000.  The interest rate was at the LIBOR rate plus 5%.  The term of the loan was for 60 months with a monthly principal payment of $6,944 plus interest.  A balloon payment was due August 31, 2007.  The loan was secured by substantially all of Blackstone’s assets and was guaranteed by the Company and its stockholders.  In August 2007, the lender foreclosed and sold the property for approximately $425,000.  The lender is asserting a claim of approximately $930,000 against the Company under the guarantee.  Accordingly, the Company has recorded a liability in the accompanying financial statements of the full amount potentially due under the guarantee.  The Company asserts that the lender did not dispose of the property in an expeditious and commercially reasonable manner and that therefore, the amount owed under the guarantee should be reduced.  No amounts have been reflected in the accompanying financial statements related to potential recoveries that might be received from the lender based on the Company’s assertions.

NOTE 7 -                            RETIREMENT PLAN:

The Company maintains a 401(k) plan for its employees.  The Company elected to contribute 50% of the first 6% of the employees’ salary deferral.  The provision for contributions charged to operations for the three months ended March 31, 2008 and 2007 was approximately $13,800 and $9,700, respectively.

NOTE 8 -                            COMMITMENTS AND CONTINGENCIES:

The Company leases office space and warehousing facilities under an operating lease. The following is a schedule by years of future minimum rental payments required under the operating lease that has initial or remaining noncancellable lease term in excess of one year as of March 31:

Year Ending
March 31,	Amount

2009	$664,301

(CONTINUED)

LAJOBI INDUSTRIES, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2008 AND 2007

NOTE 8 -                            COMMITMENTS AND CONTINGENCIES (CONTINUED):

Rental expense under the operating lease was $307,000 and $205,000, respectively, for the months ended March 31, 2008 and 2007 including various common area charges.  The Company is being reimbursed by Distributors for their share of rental expense for office and warehouse space.  The amount reimbursed varies depending on the actual warehouse space occupied by Distributors and totaled $18,750, and $19,500, respectively, for the three months ended March 31, 2008 and 2007.

During 2004, the Company entered into a licensing agreement with Serta, Inc. to sell crib mattresses. The agreement has an initial term of five years terminating on December 31, 2008.  The Company is required to pay royalties equal to 5% of gross sales of the crib mattresses. In addition, there is a guaranteed minimum annual royalty payment of $250,000 for the year ending December 31, 2008.

For the three months ended March 31, 2008 and 2007, royalty expense under the Serta agreement totaled $95,000 and $72,000, respectively.

In May 2006, the Company entered into a non-exclusive, non-transferable licensing agreement with Graco Children’s Products, Inc. for the use of Graco’s trademark name to sell baby products in North America.  The agreement has an initial term of thirty-two months, terminating December 31, 2008.  The agreement has been modified effective February 6, 2008, extending the term of the agreement through 2013.  The Company is required to pay royalties of between 5% and 8% of gross sales, depending upon products sold.  The Company is required to pay a guaranteed minimum royalty payment as follows:

Year Ending
March 31,	Amount

2009	$331,250
2010	$500,000
2011	$500,000
2012	$537,500
2013	$650,000

For the three months ended March 31, 2008 and 2007, royalty expense under the Graco agreement totaled $117,000 and $55,000, respectively.

(CONTINUED)

LAJOBI INDUSTRIES, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2008 AND 2007

NOTE 8 -                            COMMITMENTS AND CONTINGENCIES (CONTINUED):

The Company was a defendant in a wrongful death lawsuit seeking unspecified monetary damages.  In February 2007, the Company and the Plaintiffs in the case reached an agreement on the settlement of the case.  Under the terms of the settlement, payment to the Plaintiffs will not exceed the amount of the Company’s insurance coverage.

During 2007, the Company reached a settlement with a former supplier of Blackstone, which had sought to impose a judgment against Blackstone of $216,967 against the Company.  The settlement resulted in a payment by the Company in the amount of $170,000 during 2007.

During 2007, the Company reached a settlement in a dispute with a former supplier in which the supplier alleged that the Company owed money for goods shipped and for disputes under a contract between the parties.  The Company has agreed to compensate the supplier in the amount of $147,250, of which approximately $144,000 was paid as of December 31, 2007 the remaining balance of $3,250 was paid in January 2008.

NOTE 9 -                            CONCENTRATIONS OF RISK:

Cash is held in bank deposit accounts which, at times, may exceed federally insured limits.  No losses have been experienced in such accounts.

One of the Company’s customers, a U.S. national retail chain store, accounted for revenues and accounts receivable as follows:

	March 31, 2008	March 31, 2007
Customer A
Revenue	64%	60%
Accounts receivable	51%

During the three months ended March 31, 2008, approximately 82% of the Company’s products were produced by independent manufacturers, generally in Eastern Asia, under the quality review of a related party subcontractor (See Note 10).

During the three months ended March 31, 2008 and 2007, vendors representing a significant portion of the Company’s purchases were as follows:

	March 31, 2008	March 31, 2007
Vendor A (Thailand)	25%	19%

LAJOBI INDUSTRIES, INC.

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2008 AND 2007

NOTE 10 -                     RELATED PARTY TRANSACTIONS:

Lawrence Bivona, Inc. (LBI) provides management services to the Company.  The owner of LBI is a 50% owner of the Company.  For the three months ended March 31, 2008 and 2007, $154,500 and $156,000, respectively, of expense was incurred related to these services.

During 2005, one of the officers of the Company, along with various family members, established L&J Industries, in Asia.  The purpose of this entity is to provide quality control services to the Company and others for goods being shipped from Asian ports.  For the three months ended March 31, 2008 and 2007, the Company incurred costs totaling $185,700 and $160,000, respectively, related to the services provided.

NOTE 11 -                     SUBSEQUENT EVENT:

On April 1, 2008, the Company and its stockholders entered into an Asset Purchase Agreement with LaJobi, Inc., a subsidiary of Russ Berrie and Company, Inc.  Under the agreement, the Company sold substantially all of its business assets and assigned specified obligations to LaJobi, Inc as of April 2, 2008.